UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2024

DIH HOLDING US, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41250	98-1624542
(State or other jurisdiction of incorporation)	(Commission File Number)

77 Accord Park Drive; Suite D-1, Norwell, MA	02061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2101

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”), filed pursuant to Rule 424(b)(3) with the Securities and Exchange Commission (the “SEC”) on November 15, 2023 (as further supplemented on November 17, 2023) by Aurora Technology Acquisition Corp. (formerly a Cayman Island exempted company which migrated and domesticated as a Delaware corporation, “ATAK” and subsequently renamed as DIH Holding US, Inc. (“New DIH”)), and such definitions are incorporated herein by reference. References to the “Company” refer to DIH Holding US, Inc., a Nevada corporation (“DIH”) and its consolidated subsidiaries subsequent to the Business Combination (defined below). References to New DIH are to ATAK post closing of the Business Combination.

Business Combination

As previously announced, ATAK, Aurora Technology Merger Sub Corp., a Nevada corporation and a direct, wholly-owned subsidiary of ATAK (“Merger Sub”), and DIH entered into a Business Combination Agreement dated as of February 26, 2023 (as amended, supplemented or otherwise modified from time to time, (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”).

As contemplated in the Business Combination Agreement and described in the section titled “Proposal No. 1 — The Business Combination Proposal” of the Proxy Statement/Prospectus, on February 6, 2024, the day prior to the Effective Time, (a) ATAK changed its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), upon which ATAK changed its name to “DIH Holding US, Inc.” (“New DIH”) (for further details, see the section titled “Proposal No. 2 - The Domestication Proposal” in the Proxy Statement/Prospectus); (b) each issued and outstanding Class A Ordinary Share was converted, on a one-for-one basis, into one share of New DIH Class A Common Stock; (c) each issued and outstanding Class B Ordinary Share was converted, on a one-for-one basis, into one share of Domesticated Class B Common Stock; (d) each issued and outstanding ATAK Public Warrant, ATAK Private Warrant and ATAK Right was converted, on a one-for-one basis, into a New DIH Public Warrant, New DIH Private Warrant and New DIH Right, respectively; and (e) the governing documents of ATAK were replaced by governing documents for the Delaware corporation.

On February 7, 2024 (the “Closing Date”), the Business Combination was consummated whereby (a) Merger Sub merged within and into DIH with DIH as the surviving corporation of the transaction and becoming a wholly owned subsidiary of New DIH; (b) the issued and outstanding shares of DIH were exchanged for $250,000,000 in the form of newly-issued shares of New DIH Class A common stock valued at $10.00 per share (the “Aggregate Base Consideration”); (b) DIH’s financial advisor received 700,000 shares of New DIH Class A Common Stock as payment for the financial advisory fee due to it; (c) the 20,200,000 outstanding New DIH Rights were converted into 2,020,000 shares of New DIH Class A Common Stock; and (d) each outstanding share of New DIH Class B Common Stock was converted into a share of New DIH Class A Common Stock.

In addition to the Aggregate Base Consideration, DIH stockholders may be entitled to receive up to 6,000,000 additional shares of New DIH Class A Common Stock (the “Earnout Shares”), as additional consideration upon satisfaction of the following milestones (the “Earnout Triggers”), during the period beginning on the Closing Date and expiring on the fifth anniversary of the Closing Date (the “Earnout Period”): (i) 1,000,000 Earnout Shares if the VWAP (as defined in the Business Combination Agreement) of New DIH Class A Common Stock is equal to or exceeds $12.00 for any 20 Trading Days (as defined in the Business Combination Agreement) during the Earnout Period; (ii) 1,333,333 Earnout Shares if the VWAP of New DIH Class A Common Stock is equal to or exceeds $13.50 for any 20 Trading Days during the Earnout Period; (iii) 1,666,667 Earnout Shares if the VWAP of New DIH Class A Common Stock is equal to or exceeds $15.00 for any 20 Trading Days during the Earnout Period; and (v) 2,000,000 Earnout Shares if the VWAP of New DIH Class A Common Stock is equal to or exceeds $16.50 for any 20 Trading Days during the Earnout Period. An aggregate of 6,000,000 shares of Class A Common Stock were issued into an Escrow Account for the benefit of the DIH stockholders at Closing. Such shares will only be released if an Earnout Trigger has been met during the Earnout Period in accordance with the above-described schedule. After the end of the Earnout Period, any shares that have not been earned will be cancelled by New DIH.

In connection with the closing of the Business Combination, Maxim, in its capacity as the underwriter of ATAK’s IPO was owed a deferred underwriting fee in the amount of $7,070,000. Maxim agreed to convert such fee into shares valued at $10.00 per share and to forego the receipt of 600,000 shares. New DIH also issued an aggregate of 32,797 additional shares in partial payment for amounts owed to various investors.

As a result of these transactions, an aggregate of 40,544,936 shares of New DIH Common Stock are issued and outstanding.

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The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirely by the full text of the Business Combination Agreement which is included by reference as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure set forth in the “Introductory Note” above is incorporated and made a part of this Item 1.01 by reference.

Pursuant to the terms and subject to the conditions set forth in the Business Combination Agreement, on February 7, 2024, the Business Combination was consummated. In connection with the Closing of the Business Combination and in accordance with the terms of the Business Combination Agreement, ATAK agreed to waive the closing condition that the Reorganization (as such term is defined in the Business Combination Agreement) be completed prior to Closing. As a result, the following legal entities and assets were subject to the business combination with ATAK at Closing: DIH Holding US (which is prepared on a consolidated basis) and Hocoma Medical, as well as, the Hocoma Medical assets. Whereas, Hocoma AG and Motekforce Link BV and its subsidiaries were excluded. New DIH agreed to use its best efforts to complete the Reorganization as soon as possible thereafter.

Item 2.01 of this Current Report on Form 8-K discusses the closing of the Business Combination and various other transactions contemplated by Business Combination Agreement and is incorporated herein by reference.

Related Agreements

Amended and Restated Registration Rights Agreement and Lock-Up Agreement

At the Closing, New DIH, the Sponsor, certain investors and other holders of DIH capital stock (as defined in this section, the “DIH Holders” and together with the Sponsor and the investors, the “Holders”) entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”). Pursuant to the terms of the Amended and Restated Registration Rights Agreement, New DIH will be obligated to file a registration statement to register the resale of certain securities of New DIH held by the Holders. The Amended and Restated Registration Rights Agreement also provides the Holders with certain “demand” and “piggy-back” registration rights, subject to certain requirements and customary conditions. In addition, the Amended and Restated Registration Rights Agreement provides that each Holder shall not transfer any securities subject to the Amended and Restated Registration Rights Agreement until one year from the date of the Amended and Restated Registration Rights Agreement, subject to certain customary exceptions, or the date on which ATAK completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the ATAK stockholders having the right to exchange their shares of common stock for cash, securities or other property.

An aggregate of 22,205,414 shares of New DIH Class A common stock will be subject to the Amended and Restated Registration Rights Agreement consisting of 8,120,173 shares (including 3,235,000 shares underlying the ATAK Private Placement Warrants) held by the Sponsor and 14,085,241 shares held by DIH Holders.

The foregoing description of the Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirely by the full text of the Amended and Restated Registration Rights Agreement which is included by reference as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated and made a part of this Item 2.01 by reference.

Form 10 Information

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as ATAK was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, New DIH, as the successor issuer to ATAK, is providing the information below that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to New DIH following the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

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Cautionary Note Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding New DIH’s expectations, hopes, beliefs, intentions or strategies regarding the future. The information included in this Current Report on Form 8-K is in relation to New DIH has been provided by New DIH and New DIH’s management team, and forward-looking statements include statements relating to the expectations of New DIH’s management team’s beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K may include, for example, statements about:

●	the expected benefits of the Business Combination;

●	New DIH’s expansion plans and opportunities;

●	New DIH’s future financial and operating performance after the Business Combination.New DIH’s ability to complete the Reorganization in a timely manner;

●	the occurrence of any event that would impact New DIH’s ability to rely on its key product lines;

●	any global, regional or local economic weakness that could affect NewDIH’s demand for products;

●	war, geopolitical factors and foreign exchange fluctuations;

●	the availability of sufficient funds for future operating needs;

●	the growth of the market for robotics and VR-enabled smart rehabilitation systems;

●	the safety of our products;

●	the training of the users of our products;

●	consumer satisfaction;

●	the continued availability of our sole-source providers;

●	the success of our collaboration agreements or other similar transactions;

●	our ability to successfully integrate product lines;

●	any difficulty managing growth;

●	any inability to obtain the requisite regulatory approvals we need in each jurisdiction in which we operate;

●	any adverse medical device reporting that could result in enforcement actions;

●	compliance with US and international data privacy laws;

●	failure to obtain the requisite regulatory approvals;

●	our ability to obtain and maintain protection for the intellectual property relating to or incorporated into our products;

●	New DIH’s ability to maintain the listing of New DIH’s securities on Nasdaq; and

●	other risks and uncertainties discussed elsewhere in this Current Report on Form 8-K , including in the section entitled “Risk Factors.”

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Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of New DIH is described in the Proxy Statement/Prospectus in the sections entitled “Business of DIH” beginning on page 163, which is incorporated herein by reference.

Risk Factors

The risk factors related to the business and operations of New DIH are set forth in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 44, which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Operations

Management’s discussion and analysis of the financial condition and results of operations prior to the Business Combination is included in (a) DIH’s Management’s Discussion and Analysis of Financial Condition and Results of Operation included as Exhibit 99.2 hereto and incorporated herein by reference and (b) ATAK’s Management’s Discussion and Analysis of Financial Condition and Results of Operations beginning on page 20 of ATAK’s Quarterly Report on Form 10-Q filed with the SEC on November 20, 2023 and incorporated herein by reference.

Quantitative and Qualitative Disclosures About Market Risk

As a “smaller reporting company” as defined by Item 10 of Regulation S-K, DIH is not required to provide this information.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our Class A Common Stock as of the Closing Date by (i) each person (or group of affiliated persons) who is known by us to own more than five percent of the outstanding shares of our Class A Common Stock, (ii) each director and executive officer, and (iii) all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Unless otherwise noted, the address of each stockholder listed below is c/o DIH Holding US, Inc. 77 Accord Park Drive; Suite D-1, Norwell, MA.

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We had 40,544,936 shares of Class A Common Stock outstanding as of February 7, 2024.

Name and Address of Beneficial Owner	Shares Owned	Percentage Ownership
Directors and Executive Officers
Jason Chen(1)	14,085,241	34.7
Lynden Bass	--	--
Dr. Patrick Bruno	--	--
Max Baucus	--	--
F. Samuel Eberts III	--	--
Ken Ludlum	--	--
Cathryn Chen(2)	4,885,173	12.0
All Directors and Executive Officers as a Group (7 Persons)	18,970,414	46.8
5% or Greater Stockholders
DIH Technology Ltd.(1)(3)	14,085,241	34.7
ATAC Sponsor LLC(2)(4)	4,885,173	12.0

* Less than 1%

(1)	Jason Chen does not own any shares of DIH directly but may be deemed to have indirect ownership of DIH through his ownership of approximately 42% of the outstanding shares of DIH Technology Ltd. He does not have voting or dispositve power over the shares of DIH owned by DIH Technology Ltd. As a result of the completion of the Business Combination, he continues to have an indirect ownership of shares of New DIH through his ownership of DIH Technology Ltd. but does not have voting or dispositive power over such shares.
(2)	ATAC Sponsor LLC (the “Sponsor”) is the record holder of the shares reported herein. Zachary Wang, Cathryn Chen and Yida Gao are managing members of the Sponsor. Consequently, Cathryn Chen may be deemed the beneficial owner of the shares held by the Sponsor and have voting and dispositive control over such securities. Ms. Chen disclaims beneficial ownership of any shares other than to the extent she may have a pecuniary interest therein, directly or indirectly.
(3)	The business address for DIH Technology Ltd is P.O. Box 61, 3rd Floor Harbour Centre, North Church Street, Grand Cayman, KY1-1102, Cayman Islands. _________________.
(4)	The business address for the Sponsor is 4 Embarcadero Center, Suite 1449, San Francisco, CA 94105.

Directors and Executive Officers

Biographical information for each director and executive officer is described in the Proxy Statement/Prospectus in the section entitled “Management of the Company Following the Business Combination” beginning on page 198 and the relevant biographical entries are incorporated herein by reference.

Director Independence

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of New DIH’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Max Baucus, F. Samuel Ebertts, III, Ken Ludlum, and Cathryn Chen will be an independent director under the Nasdaq listing rules and independent under Rule 10A-3 of the Exchange Act. In making these determinations, the Board considered the current and prior relationships that each non-employee director has or has had with DIH and ATAK and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of shares by each non-employee director, and the transactions involving them described in the section of this Item 2.01 on this Current Report on Form 8-K entitled “Certain Relationships and Related Transactions” and the information incorporated by reference therein.

Committees of the Board of Directors

The standing committees of the Board consist of an Audit Committee, a Nominating and Compensation Committee and a Governance Committee.

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New DIH’s audit committee consists of Ken Ludlum (Chair), Max Baucus and Cathryn Chen. The Board has determined that each member is independent under the Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Board has determined that Ken Ludlum is an “audit committee financial expert” within the meaning of SEC regulations. The Board has also determined that each member of the audit committee has the requisite financial expertise required under the applicable Nasdaq requirements. In arriving at this determination, the board of directors has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector. The description of the role of the audit committee included in the Proxy Statement/Prospectus in the section entitled “Management of the Company Following the Business Combination—Audit Committee” beginning on page 199 is incorporated herein by reference.

New DIH’s nominating and compensation committee consists of Max Baucus (Chair), Ken Ludlum and Cathryn Chen. The Board has determined that each member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board has also determined that each member is independent under SEC regulations and Nasdaq listing standards. The primary purpose of the compensation committee is to discharge the responsibilities of the board of directors to oversee its compensation policies, plans and programs and to review and determine the compensation to be paid to its executive officers, directors and other senior management, as appropriate and to nominated candidates for the Boar. The description of the nominating and compensation committee included in the Proxy Statement/Prospectus in the section entitled “Management of the Company Following the Business Combination—Nominating and Compensation Committee” beginning on page 200 is incorporated herein by reference.

New DIH’s governance committee consists of F. Samuel Eberts III (Chair), and Cathryn Chen. The Board has determined each member is independent under the Nasdaq listing standards. The description of the nominating and corporate governance committee included in the Proxy Statement/Prospectus in the section entitled “Management of the Company Following the Business Combination—Governance Committee” beginning on page 199 is incorporated herein by reference.

Director and Executive Compensation

Compensation for New DIH’s directors and executive officers before the consummation of the Business Combination is described in the Proxy Statement/Prospectus in the sections entitled “Executive And Director Compensation” beginning on page 201 and that information is incorporated herein by reference.

In connection with the Business Combination, ATAK shareholders approved the DIH Holding US, Inc. Equity Incentive Plan described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6 — The Stock Incentive Plan Proposal” beginning on page 122 and incorporated herein by reference. That summary of the Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Stock Incentive Plan , which is filed as Exhibit 10.1 and is incorporated herein by reference. The plan allows New DIH to make equity and equity-based incentive awards, as well as cash awards, to employees, directors and consultants.

Decisions with respect to the compensation of New DIH’s executive officers will be made by the compensation committee of the Board.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Certain Relationships and Related Transactions

A description of certain relationships and related transactions is included in the Proxy Statement/Prospectus in the sections entitled “Certain Relationships and Related Party Transactions” beginning on page 204, which are incorporated herein by reference.

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Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacities as such.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Our Class A Common Stock and Warrants began trading on the Nasdaq Stock Market LLC under the symbols “DHAI” and “DHAIW” respectively, on February 9, 2024. We have not paid any cash dividends on shares of our Class A Common Stock to date and do not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of our board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board of directors does not anticipate declaring any dividends in the foreseeable future.

Description of Securities

A description of New DIH’s capital stock and warrants is included in the Proxy Statement/Prospectus in the section entitled “Description of Securities” beginning on page 215, which is incorporated herein by reference.

Indemnification of Directors and Officers

Information about the indemnification of New DIH’s directors and officers is set forth in Proxy Statement/Prospectus under the sections entitled “Limitation on Liability and Indemnification of Directors and Officers” on page 220, which information is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning our consolidated financial statements and supplementary data.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning our financial information.

Item 2.02.	Results of Operations and Financial Condition.

Management’s discussion and analysis of the financial condition and results of operations prior to the Business Combination is included in (a) DIH’s Management’s Discussion and Analysis of Financial Condtiion and Results of Operation included as Exhibit 99.2 hereto and incorporated herein by reference and (b) ATAK’s Management’s Discussion and Analysis of Financial Condition and Results of Operations beginning on page 24 of ATAK’s Quarterly Report on Form 10-Q filed with the SEC on November 20, 2023 and incorporated herein by reference.

On February 20, 2024, New DIH issued a press release reporting the results of operations for DIH for the six months ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.4 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

In connection with the Closing, New DIH issued 229,797 shares of its Class A Common Stock to Maxim and to other vendors as partial payment of expenses owed.

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Item 3.03.	Material Modification to Rights of Security Holders.

On February 7, 2024, in connection with the consummation of the Business Combination, New DIH filed its Amended and Restated Certificate of Incorporation (“Charter”) with the Secretary of State of the State of Delaware and adopted its Amended and Restated Bylaws (the “Bylaws”).

Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “Proposal No. 2- The Domestication Proposal, “Proposal No. 3- The Governing Documents Proposal,” and “Proposal No. 4 - The Advisory Governing Documents Proposal,” each of which is incorporated herein by reference.

Copies of the Charter and Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1 - The Business Combination Proposal” which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections titled “Directors and Executive Officers,” “Director Independence,” “Committees of the Board of Directors”, “Director and Executive Compensation”, “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 of this Current Report on Form 8-K are incorporated herein by reference.

Stock Incentive Plan

In connection with the Business Combination, the Board approved the DIH Holding US, Inc. Stock Incentive Plan (the “Stock Incentive Plan”) described in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6 — The Stock Incentive Proposal” beginning on page 122 and incorporated herein by reference. That summary of the Stock Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Stock Incentive Plan, which is filed as Exhibit 10.1 and is incorporated herein by reference. The plan allows DIH to make equity and other incentive awards, to employees, directors, consultants, and advisers.

Decisions with respect to the compensation of New DIH’s executive officers will be made by the compensation committee of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05	Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, New DIH adopted a new Code of Ethics which is available on the Investor Relations section of New DIH’s website.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, New DIH ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections titled “Proposal 1-The Business Combination Proposal” and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K.

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Item 8.01.	Other Events

As a result of the Business Combination and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New DIH is a successor issuer to ATAK. We hereby report this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) and (b) of Form 8-K is set forth in the financial statements included in the Proxy Statement/Prospectus beginning on page F-1 to F-102, which is incorporated by reference herein.

(c) Exhibits.

Exhibit No.	Description
2.1^	Business Combination Agreement, dated as of February 26, 2023 (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among ATAK, Aurora Technology Merger Sub Corp., a Nevada corporation and a direct, wholly-owned subsidiary of ATAK, and DIH Holding US, Inc., a Nevada corporation (incorporated by reference to Annex A to definitive proxy statement/prospectus filed pursuant to Rule 424(b)(3), filed by the Aurora Technology Acquisition Corp. with the SEC on November 15, 2023).
2.2	Sponsor Support Agreement, dated as of February 26, 2023, by and among ATAC Sponsor LLC, a Delaware limited liability company, the other persons set forth on Schedule I thereto, Aurora Technology Acquisition Corp., a Cayman Islands exempted company, and DIH Holding US, Inc. (incorporated by reference to Annex F to definitive proxy statement/prospectus pursuant to Rule 424(b)(3), filed by the Aurora Technology Acquisition Corp. with the SEC on November 15, 2023).
2.3	Stockholder Support Agreement, dated as of February 26, 2023, by and among the persons set forth on Schedule I thereto, Aurora Technology Acquisition Corp., and DIH Holding US, Inc. (incorporated by reference to Annex G to definitive proxy statement/prospectus pursuant to Rule 424(b)(3), filed by the Aurora Technology Acquisition Corp. with the SEC on November 15, 2023).
2.4	Amended and Restated Registration Rights Agreement , dated as of February 7, 2024, by and among, (i) Aurora Technology Acquisition Corp., a Delaware corporation (formerly a Cayman Islands exempted company), (ii) ATAC Sponsor LLC, a Delaware limited liability company, (iii) Maxim Group LLC, (iv) the Sponsor equityholders as set forth on Exhibit A thereto, (v) certain equityholders designated on Exhibit B thereto and (vi) any other parties listed on the signature pages thereto and any other person or entity who thereafter becomes a party to the Agreement pursuant to Section 6.2 thereto.
3.1	Amended and Restated Certificate of Incorporation of DIH Holding US, Inc. filed with the Delaware Secretary of State on December February 7, 2024.
3.2	Amended and Restated Bylaws of DIH Holding US, Inc. (incorporated by reference to Annex E to definitive proxy statement/prospectus pursuant to Rule 424(b)(3), filed by the Aurora Technology Acquisition Corp. with the SEC on November 15, 2023).
10.1	DIH Holding US, Inc. Equity Incentive Plan (incorporated by reference to Annex I to Form 424B3, filed by the Aurora Technology Acquisition Corp. with the SEC on November 15, 2023).
99.1	Unaudited Financial Statements of DIH Holding US, Inc. as of and for the three and six months ended September 30, 2023
99.2	DIH Holding US, Inc.’s Management Discussion and Analysis of Financial Condition and Results of Operations
99.3	Unaudited condensed combined financial information and the accompanying notes as of and for the nine months ended September 30, 2023
99.4	Press Release dated February 20, 2024
104	Cover Page Interactive Data File (Formatted in Inline XBRL)

# Indicates management contract or compensatory plan or arrangement.

^ Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.§

† Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2024	DIH HOLDING US, INC.

	By:	/s/ Jason Chen
	Name:	Jason Chen
	Title:	Chief Executive Officer and Chairman

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